Exhibit 10.12

FIRST AMENDMENT TO THE

VICTORY CAPITAL MANAGEMENT INC.

DEFERRED COMPENSATION PLAN

WHEREAS, Victory Capital Management Inc. (“Employer”) has adopted and maintains the Victory Capital Management Inc. Deferred Compensation Plan (“Plan”) for the benefit of eligible employees; and

WHEREAS, the Employer is permitted and desires to amend the Plan pursuant to Plan Section 8.2.

NOW THEREFORE, the Employer hereby amends the Plan, effective as of the date the Employer acquires the stock of Munder Capital Management, a Delaware general partnership (“Munder Effective Date”), as follows:

FIRST: Section 3.4(b)(i) of the Plan is hereby amended by adding a new subsection (D), to read as follows:

(D)                               For purposes of calculating Years of Service, employment with Munder Capital Management, a Delaware general partnership, prior to the Munder Effective Date shall be treated as employment with the Employer.

SECOND: IN ALL OTHER RESPECTS, the Plan is hereby ratified and affirmed.

This Amendment is adopted this 14 day of October, 2014.

VICTORY CAPITAL MANAGEMENT INC.

By:	/s/ David Brown
David Brown, CEO